UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGMENET INVESTMENT COMPANIES

Investment Company Act file number 811-21283

Excelsior Buyout Investors, LLC

(Exact name of registrant as specified in charter)

225 High Ridge Road

 Stamford, CT 06905

(Address of principal executive offices) (Zip code)

James D. Bowden

Bank of America Capital Advisors, LLC

 100 Federal Street

 Boston, MA 02110

 (Name and address of agent for service)

Registrant’s telephone number, including area code: 1-866-637-2587

Date of fiscal year end: March 31

Date of reporting period: September 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

EXCELSIOR
BUYOUT INVESTORS, LLC

INVESTOR REPORT

For the Six Months Ended
September 30, 2013
(Unaudited)

EXCELSIOR BUYOUT INVESTORS, LLC

For the Six Months Ended September 30, 2013

EXCELSIOR BUYOUT INVESTORS, LLC
Schedule of Investments
September 30, 2013 (Unaudited)

Percent Owned (D)	Portfolio Funds (A), (B), (E)	Acquisition Dates (C)	Commitment	Cost	Fair Value	% of Net Assets (F)

Distressed Investment
0.30%	MatlinPatterson Global Opportunities Partners, L.P.	06/04-06/09	$6,012,090	$-	$-	0.00%
0.25%	OCM Principal Opportunities Fund II, L.P.	06/04-12/04	4,008,060	-	$5,015	0.04%
			10,020,150	-	$5,015	0.04%

Domestic Buyout
0.51%	2003 Riverside Capital Appreciation Fund, L.P.	06/04-07/13	3,674,055	-	$582,031	4.12%
0.70%	Berkshire Fund VI, L.P.	06/04-07/13	13,360,200	26,206	$5,039,168	35.68%
1.93%	Blue Point Capital Partners, L.P.	06/04-12/12	6,012,090	-	$1,012,571	7.17%
0.87%	Blum Strategic Partners II, L.P.	06/04-10/09	10,020,150	-	$50,566	0.36%
0.60%	Catterton Partners V, L.P.	06/04-12/11	3,674,055	369,756	$1,881,618	13.32%
1.70%	Charlesbank Equity Fund V, L.P.	06/04-01/13	10,020,150	-	$1,481,880	10.49%
1.14%	Lincolnshire Equity Fund III, L.P.	12/04-07/13	4,835,120	547,745	$2,827,977	20.03%
			51,595,820	943,707	$12,875,811	91.17%

European Buyout
0.91%	Advent Global Private Equity IV - A, L.P.	06/04-12/09	5,010,075	-	$280,143	1.98%
			5,010,075	-	$280,143	1.98%
	TOTAL INVESTMENTS		$66,626,045	$943,707	$13,160,969	93.19%
	OTHER ASSETS & LIABILITIES (NET)				$961,931	6.81%
	NET ASSETS				$14,122,900	100.00%

(A)	Non-income producing securities. Restricted as to public resale and illiquid.
(B)	Total cost of illiquid and restricted securities at September 30, 2013 aggregated $943,707. Total fair value of illiquid and restricted securities at September 30, 2013 was $13,160,969 or 93.19% of net assets.
(C)	Acquisition Dates cover a period from the original investment date to the last acquisition date and is a required disclosure for restricted securities only.
(D)	Represents the Fund's capital balance as a percentage of the Portfolio Fund's total capital or the Fund's commitment as a percentage of the Portfolio Fund's total commitments.
(E)	The estimated cost of the Portfolio Funds at September 30, 2013, for federal income tax purposes aggregated $16,394,952. The net unrealized depreciation for federal income tax purposes was estimated to be $3,233,983. The net depreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $3,943,906 and $7,177,889, respectively.
(F)	Calculated as fair value divided by the Fund's net assets.

The accompanying notes are an integral part of these financial statements.

1

EXCELSIOR BUYOUT INVESTORS, LLC
Statement of Assets, Liabilities and Net Assets
September 30, 2013 (Unaudited)

ASSETS:
Investments at fair value (cost of $943,707)	$13,160,969
Cash and cash equivalents	1,818,037
Other assets	1,260
Total Assets	$14,980,266

LIABILITIES:
Accrued incentive carried interest	$743,514
Professional fees payable	57,759
Management fees payable	35,459
Administration fees payable	11,330
Board of Managers' fees payable	500
Other payables	8,804
Total Liabilities	857,366
NET ASSETS	$14,122,900

NET ASSETS consist of:
Members' capital paid-in*	$63,610,000
Members' capital distributed	(110,617,757)
Accumulated net investment income/(loss) and incentive carried interest	(8,407,257)
Accumulated realized gain/(loss) on investments	57,320,652
Accumulated unrealized appreciation on investments	12,217,262
Total Net Assets	$14,122,900
Units of Membership Interests Outstanding (100,000 units authorized)	64,015
NET ASSET VALUE PER UNIT	$220.62

* Members' capital paid-in consists of contributions from Members which are net of offering costs charged to the Members.

The accompanying notes are an integral part of these financial statements.

2

EXCELSIOR BUYOUT INVESTORS, LLC
Statement of Operations and Incentive Carried Interest
For the six months ended September 30, 2013 (Unaudited)

EXPENSES:
Professional fees	$83,399
Management fees	76,387
Board of Managers' fees	25,750
Administration fees	11,330
Insurance expense	7,441
Other expenses	23,092
Total Expenses	227,399

NET INVESTMENT LOSS	(227,399)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS: (Note 2)
Net realized gain on investments	872,495
Net change in unrealized appreciation/(depreciation) on investments	(2,695,940)

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS	(1,823,445)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS BEFORE INCENTIVE
CARRIED INTEREST	(2,050,844)
Net decrease in incentive carried interest	102,542

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS AFTER INCENTIVE
CARRIED INTEREST	$(1,948,302)

The accompanying notes are an integral part of these financial statements.

3

EXCELSIOR BUYOUT INVESTORS, LLC
Statement of Changes in Net Assets

	For the Six	For the Fiscal
	Months Ended	Year Ended
	September 30, 2013	March 31, 2013
	(Unaudited)	(Audited)

OPERATIONS AND INCENTIVE CARRIED INTEREST:
Net investment loss	$(227,399)	$(530,586)
Net realized gain on investments	872,495	11,656,594
Net change in unrealized appreciation/(depreciation) on investments	(2,695,940)	(9,841,622)
Net change in incentive carried interest	102,542	(64,219)
Net change in net assets resulting from operations after incentive carried interest	(1,948,302)	1,220,167

TRANSACTIONS IN UNITS OF MEMBERSHIP INTEREST:
Net decrease in net assets resulting from distributions to Members	(2,402,164)	(10,916,158)

Net change in net assets	(4,350,466)	(9,695,991)

NET ASSETS:
Beginning of period	18,473,366	28,169,357
End of period	$14,122,900	$18,473,366

The accompanying notes are an integral part of these financial statements.

4

EXCELSIOR BUYOUT INVESTORS, LLC
Statement of Cash Flows
For the six months ended September 30, 2013 (Unaudited)

CASH FLOWS FROM OPERATING ACTIVITES:
Net change in net assets resulting from operations after incentive carried interest	$(1,948,302)
Contributions to investments in Portfolio Funds	(47,473)
Distributions received from Portfolio Funds	1,630,622
Adjustments to reconcile net change in net assets resulting from operations to net cash provided by/(used in) operating activities:
Net realized gain on investments	(872,495)
Net change in net unrealized (appreciation)/depreciation on investments	2,695,940
Changes in assets and liabilities related to operations:
(Increase)/decrease in other assets	34,954
Increase/(decrease) in accrued incentive carried interest	(228,972)
Increase/(decrease) in professional fees payable	(22,782)
Increase/(decrease) in management fees payable	(10,174)
Increase/(decrease) in administration fees payable	4,836
Increase/(decrease) in board of managers' fees payable	(10,500)
Increase/(decrease) in other payables	(2,173)

Net cash provided by/(used in) operating activities	1,223,481

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions to Members	(2,402,164)

Net cash provided by/(used in) financing activities	(2,402,164)

Net change in cash and cash equivalents	(1,178,683)
Cash and cash equivalents at beginning of the period	2,996,720
Cash and cash equivalents at end of the period	$1,818,037

The accompanying notes are an integral part of these financial statements.

5

EXCELSIOR BUYOUT INVESTORS, LLC
Financial Highlights - Selected Per Unit Data and Ratios

	Six Months Ended	Fiscal Years Ended March 31,
	September 30, 2013
	(Unaudited)	2013	2012	2011	2010	2009
Per Unit Operating Performance: (1)
NET ASSET VALUE, BEGINNING OF YEAR:(2)	$288.58	$440.04	$553.90	$668.10	$537.79	$839.05

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(3.55)	(8.29)	(11.83)	(13.27)	(14.08)	(13.10)
Net realized and unrealized gain/(loss) on investments	(28.48)	28.35	85.72	96.96	158.75	(151.38)
Net change in incentive carried interest	1.60	(1.00)	(3.69)	(4.56)	(6.86)	8.22
Net increase/(decrease) in net assets resulting from operations after incentive carried interest	(30.43)	19.06	70.20	79.13	137.81	(156.26)

DISTRIBUTIONS TO MEMBERS:
Net change in net assets due to distributions to Members	(37.53)	(170.52)	(184.06)	(193.33)	(7.50)	(145.00)
NET ASSET VALUE, END OF YEAR:	$220.62	$288.58	$440.04	$553.90	$668.10	$537.79
TOTAL NET ASSET VALUE RETURN: (1),(2)	(11.60)%	4.03%	14.37%	13.25%	25.62%	(20.29)%

RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Year (000's)	$14,123	$18,473	$28,169	$35,458	$42,768	$34,427
Ratios to Average Net Assets: (3),(5),(6)
Gross expenses	2.80%	2.16%	2.46%	2.23%	2.43%	2.11%
Net change in incentive carried interest	(0.63)%	0.26%	0.77%	0.76%	1.18%	(1.19)%
Net expenses	2.16%	2.42%	3.23%	2.99%	3.61%	0.92%
Net investment (loss)	(2.80)%	(2.16)%	(2.46)%	(2.22)%	(2.42)%	(1.90)%
Portfolio Turnover Rate(4)	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

1)	Selected data for a unit of membership interest outstanding throughout each period.

2)	Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the effects of offering costs, the performance of the Fund during the period, the net change in the incentive carried interest and assumes distributions, if any, were reinvested at the Fund’s net asset value as of the quarter-end immediately following the distribution date. The Fund’s units are not traded in any market and, therefore, the market value total investment return is not calculated. Excluding the effect of the change in incentive carried interest, the total net asset value return would have been (12.14%) for the six months ended September 30, 2013. Total investment return for the six months ended September 30, 2013 has not been annualized.

3)	Ratios do not reflect the Fund’s proportional share of net investment income (loss) and expenses, including any performance-based fees, of the Portfolio Funds.

4)	Distributions from Portfolio Funds for the six months ended September 30, 2013 and the years ended March 31, 2013, 2012, 2011, 2010, and 2009 are $1,630,622, $11,964,022, $9,477,928, $15,355,494, $3,893,048, and $5,314,717 respectively, and are not included in the calculation.

5)	The Portfolio Funds’ expense ratios have been obtained from their audited financials for the fiscal year ended December 31, 2012, but are unaudited information in these financial statements. The range for these ratios is given below:

Portfolio Funds' Ratios (Unaudited)	Ratio Range
Expenses Ratios excluding incentive carried interest	(0.30)% - 79.05%
Incentive carried interest	(14.12)% - 11.00%
Expenses plus incentive carried interest	0.64% - 64.93%

The Portfolio Funds' management fees range from 1.25% to 2.00% of committed capital during the initial investment period and typically decrease over time as the Portfolio Funds seek to exit investments. The Portfolio Funds' incentive fees are 20% of profits generated by the Portfolio Fund.

6)	Ratios for the six months ended September 30, 2013 have been annualized excluding the incentive carried interest.

The accompanying notes are an integral part of these financial statements.

6

Excelsior Buyout Investors, LLC
Notes to Financial Statements
September 30, 2013 (Unaudited)

1. Organization

Excelsior Buyout Investors, LLC (the “Fund”) is a non-diversified, closed-end management investment company which has registered its securities under the Securities Act of 1933, as amended, and has registered as an investment company under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Fund was established as a Delaware limited liability company on January 7, 2003. The Fund commenced operations on April 16, 2004. The duration of the Fund is ten years from the final subscription closing which occurred on April 16, 2004. The Board of Managers of the Fund (the “Board” or the “Board of Managers”) has the right, in its sole discretion, to extend the term for up to two additional two-year periods, after which the approval of members of the Fund (“Members”) who represent 66 2/3% of the Fund's outstanding units may determine to extend the term of the Fund.

The Fund's investment objective is to achieve long-term capital appreciation. Current income is not an objective. There can be no assurance that the Fund will achieve its investment objective. The Fund seeks to achieve its objective primarily by investing in a broad-based portfolio of existing buyout-focused funds. The Fund has invested in domestic private equity buyout funds, European buyout funds and funds engaged in distressed investing (collectively, the “Portfolio Funds”). The Portfolio Funds are not registered as investment companies under the Investment Company Act.

The Portfolio Funds were purchased pursuant to a Securities Purchase Agreement dated December 19, 2003 between the Fund and AIG Global Investment Corp. and certain of its affiliates (“AIG”). As part of the Securities Purchase Agreement, the Fund has assumed all future commitments to the Portfolio Funds from AIG. The purchase price paid by the Fund to AIG for each Portfolio Fund was an amount equal to the net capital contributions previously made by AIG to the Portfolio Funds, less any distributions previously made to AIG from the Portfolio Funds.

Excelsior Buyout Management, LLC (the “Managing Member”) serves as the Managing Member of the Fund pursuant to the operating agreement of the Fund and is responsible for the day-to-day management of the Fund. The Managing Member is indirectly majority owned by Bank of America Corporation (“Bank of America”). The Managing Member does not directly receive compensation from the Fund; however, it does receive compensation from the Fund's Investment Adviser (as defined below). The Managing Member has made an investment in the Fund in exchange for 100 units or 0.156% of the units outstanding.

Bank of America Capital Advisors LLC (“BACA” or the “Investment Adviser”), an indirect wholly-owned subsidiary of Bank of America, is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and serves as investment adviser of the Fund. Its principal office is located at 100 Federal Street, Boston, MA 02110. The Investment Adviser is controlled by Bank of America, a financial holding company which has its principal executive office at 101 North Tryon Street, Charlotte, NC 28255. BACA is responsible for identifying, evaluating, structuring, monitoring and disposing of the Fund’s investments. The Investment Adviser is compensated as described in Note 3. Prior to December 16, 2005, U.S. Trust Company, N.A. (“USTNA”) acting through its subsidiary served as the investment adviser to the Fund. Effective December 16, 2005, UST Advisers, Inc. (the “former investment adviser”), at the time a wholly-owned subsidiary of USTNA, assumed USTNA’s duties.

On July 1, 2007, U.S. Trust Corporation (“U.S. Trust”) and all of its subsidiaries, including the former investment adviser, were acquired by Bank of America (the “Sale”). As a result of the Sale, the former investment adviser became an indirect wholly-owned subsidiary of, and controlled by, Bank of America. Prior to the Sale, U.S. Trust and its subsidiaries, including the former investment adviser, were controlled by The Charles Schwab Corporation. The former investment adviser continued to serve as the investment adviser to the Fund after the Sale pursuant to an investment advisory agreement with the Fund (the “Advisory Agreement”).

7

Excelsior Buyout Investors, LLC
Notes to Financial Statements
September 30, 2013 (Unaudited)

On March 11, 2008, the Fund's Board of Managers approved a transfer of the former investment adviser's rights and obligations under the Advisory Agreement to BACA (the "Transfer"). This change was a product of corporate mergers resulting from the acquisition of U.S. Trust by Bank of America. The transfer of the Advisory Agreement from the former investment adviser to BACA did not change (i) the way the Fund is managed, including the level of services provided, (ii) the team of investment professionals providing services to the Fund, or (iii) the management and incentive fees the Fund pays. The Transfer became effective on May 29, 2008.

Pursuant to the Fund's confidential private placement memorandum (the “Private Placement Memorandum”), the business and affairs of the Fund are monitored and overseen by the Board. The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by directors of a typical investment company registered under the Investment Company Act organized as a corporation.

2. Significant Accounting Policies

A.	Basis of Accounting

The Fund’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

B.	Valuation of Investments

The Fund computes its net asset value as of the last business day of each fiscal quarter and at such other times as deemed appropriate by the Investment Adviser in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

The Board has approved the Procedures pursuant to which the Fund values its interests in the Portfolio Funds and other investments. The Board has delegated to the Investment Adviser general responsibility for determining the value of the assets held by the Fund. The value of the Fund’s interests is based on information reasonably available at the time the valuation is made and the Investment Adviser believes to be reliable. Generally, the value of each Portfolio Fund is determined to be that value reported to the Fund by the Portfolio Fund as of each quarter-end, determined by the Portfolio Fund in accordance with its own valuation policies. The Fund follows the authoritative guidance under GAAP for estimating the fair value of investments in investment companies that have calculated net asset value in accordance with the specialized accounting guidance for investment companies.

While the Investment Adviser may rely on a Portfolio Fund’s valuation mechanics, the Investment Adviser must maintain an effective monitoring process and internal controls to comply with the Procedures and the Fund’s stated accounting policies. In reviewing valuations from Portfolio Funds, the Investment Adviser takes into consideration all reasonably available information from Portfolio Funds related to valuation. If the Investment Adviser determines that a Portfolio Fund’s value as reported by that Portfolio Fund does not represent current fair value, or in the event a Portfolio Fund does not report a quarter-end value to the Fund on a timely basis, then the Portfolio Fund is valued at its fair value in accordance with the Procedures. In determining fair value of a Portfolio Fund, the Investment Adviser shall calculate a value for such Portfolio Fund subject to review and supervision by the valuation committee of the Board (the "Valuation Committee") that it reasonably believes represents the amount the Fund could reasonably expect to receive if the Fund was able to sell its interests in the Portfolio Fund at that time. In making such a recommendation and approving a valuation, the Investment Adviser and the Valuation Committee, respectively, take into consideration all reasonably available information and other factors deemed pertinent. Because of the inherent uncertainty of valuations, however, estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

8

Excelsior Buyout Investors, LLC
Notes to Financial Statements
September 30, 2013 (Unaudited)

FASB ASC 820-10 "Fair Value Measurements and Disclosure" establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

Level 1	Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

Level 3	Inputs that are unobservable.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. Inputs may include price information, volatility statistics, specific and broad credit data, liquidity statistics, and other factors. An investment's level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Investment Adviser. The Investment Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, provided by multiple, independent sources that are actively involved in the relevant market. The categorization of an investment within the hierarchy is based upon the pricing transparency of the investment and does not necessarily correspond to the Investment Adviser’s perceived risk of that investment.

All of the Fund's investments in the Portfolio Funds have been classified within Level 3, and the Fund generally does not hold any investments that could be classified as Level 1 or Level 2, as observable prices are typically not available.

Most Portfolio Funds are structured as closed-end, commitment-based private investment funds to which the Fund commits a specified amount of capital upon inception of the Portfolio Fund (i.e., committed capital) which is then drawn down over a specified period of the Portfolio Fund's life. Such Portfolio Funds generally do not provide redemption options for investors and, subsequent to final closing, do not permit subscriptions by new or existing investors. Accordingly, the Fund generally holds interests in such Portfolio Funds for which there is no active market, although, in some situations, a transaction may occur in the "secondary market." These interests, in the absence of a recent and relevant secondary market transaction, are generally classified as Level 3.

Assumptions used by the Investment Adviser due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund's results of operations.

The following table presents the investments carried on the Statement of Assets, Liabilities and Net Assets by level within the valuation hierarchy as of September 30, 2013.

Assets:	Level 1	Level 2	Level 3	Total
Distressed Investment	$-	$-	$5,015	$5,015
Domestic Buyout	-	-	12,875,811	12,875,811
European Buyout	-	-	280,143	280,143
Totals:	$-	$-	$13,160,969	$13,160,969

9

Excelsior Buyout Investors, LLC
Notes to Financial Statements
September 30, 2013 (Unaudited)

Valuation Process for Level 3 Fair Value Measurements

The Fund generally uses the capital balance reported by the Portfolio Funds as a primary input in its valuation; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, any restrictions or illiquidity on such interest, any potential clawbacks by the Portfolio Funds and the fair value of the Portfolio Funds’ investment portfolio or other assets and liabilities. The valuation process for investments categorized in Level 3 of the fair value hierarchy is completed on a quarterly basis and is designed to subject the valuation of Level 3 investments to an appropriate level of consistency, oversight and review. The Investment Adviser has responsibility for the valuation process and the fair value of investments reported in the financial statements. The Investment Adviser performs initial and ongoing investment monitoring and valuation assessments. The Investment Adviser’s due diligence process includes evaluating the operations and valuation procedures of the managers of the Portfolio Funds and the transparency of those processes through background and reference checks, attendance at investor meetings and periodic site visits. In determining the fair value of investments, the Investment Adviser reviews periodic investor reports and interim and annual audited financial statements received from the Portfolio Funds, reviews material quarter over quarter changes in valuation and assesses the impact of macro market factors on the performance of the Portfolio Funds. The Board reviews investment transactions and monitors performance of the managers of the Portfolio Funds. The fair value recommendations of the Investment Adviser are reviewed and supervised by the Board on a quarterly basis.

Significant Unobservable Inputs

At September 30, 2013, the Fund had investments in Portfolio Funds valued at $13,160,969. The fair values of all investments in the Fund’s Schedule of Investments have been valued at the expected transaction proceeds.

The following table includes a roll-forward of the amounts for the six months ended September 30, 2013 for investments classified within Level 3. The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

	Distressed	Domestic	European
	Investment	Buyout	Buyout	Total
Balance as of April 1, 2013	$72,052	$16,200,555	$294,956	$16,567,563
Net change in unrealized appreciation/(depreciation) on investments	(67,037)	(2,614,090)	(14,813)	(2,695,940)
Contributions	-	47,473	-	47,473
Distributions	(54,070)	(1,576,552)	-	(1,630,622)
Net realized gain/(loss) on investments	54,070	818,425	-	872,495
Balance as of September 30, 2013	$5,015	$12,875,811	$280,143	$13,160,969

The net change in unrealized appreciation relating to Level 3 investments still held at the reporting date is ($2,695,940).

The Fund recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 at the end of the reporting period.

All net realized and unrealized gains (losses) in the table above are reflected in the accompanying Statement of Operations and Incentive Carried Interest.

Additional information on the investments can be found in the Schedule of Investments.

The estimated remaining life of the Fund’s Portfolio Funds as of September 30, 2013 is one to two years with the possibility of extensions by each of the Portfolio Funds.

10

Excelsior Buyout Investors, LLC
Notes to Financial Statements
September 30, 2013 (Unaudited)

C.	Cash and Cash Equivalents

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. At September 30, 2013, the Fund did not hold any cash equivalents.

D.	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

E.	Investment Gains and Losses

Distributions of cash or in-kind securities from a Portfolio Fund are recorded as a return of capital to reduce the cost basis of the Portfolio Fund. In-kind securities received from a Portfolio Fund are recorded at fair value. Distributions are recorded when they are received from the Portfolio Funds as there are no redemption rights with respect to the Portfolio Funds. The Fund may also recognize realized losses based upon information received from the Portfolio Fund managers for write-offs taken in the underlying portfolio. Unrealized appreciation/(depreciation) on investments, within the Statement of Operations and Incentive Carried Interest, includes the Fund's share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions and expenses of each Portfolio Fund.

F.	Income Taxes

The Fund is a limited liability company that is treated as a partnership for tax reporting purposes. Tax basis income and losses are passed through to the individual Members and, accordingly, there is no provision for income taxes reflected in these statements.

Differences arise in the computation of Members' capital for financial reporting in accordance with GAAP and Members' capital for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Portfolio Funds for federal income tax purposes is based on amounts reported to the Fund on Schedule K-1 from the Portfolio Funds. As of September 30, 2013, the Fund had not received information to determine the tax cost of the Portfolio Funds. Based on the amounts reported to the Fund on Schedule K-1 as of December 31, 2012, and after adjustment for purchases and sales between January 1, 2013 and September 30, 2013, the estimated cost of the Portfolio Funds at September 30, 2013 for federal income tax purposes aggregated $16,394,952. The net unrealized depreciation for federal income tax purposes was estimated to be $3,233,983. The net depreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $3,943,906 and $7,177,889, respectively.

The Fund files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Fund is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2012, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations is from the year 2010 forward (with limited exceptions). FASB ASC 740-10 requires the Investment Adviser to determine whether a tax position of the Fund is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Investment Adviser has reviewed the Fund’s tax positions for the open tax years and has concluded that no provision for taxes is required in the Fund’s financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations and Incentive Carried Interest. During the six months ended September 30, 2013, the Fund did not incur any interest or penalties.

11

Excelsior Buyout Investors, LLC
Notes to Financial Statements
September 30, 2013 (Unaudited)

G.	Distribution Policy

Distributions of available cash (net of reserves the Board deems reasonable) will be made by the Fund at such times and in such amounts as determined by the Board in its sole discretion.

Distributions shall be made to Members in accordance with the following order of priority:

(a)	first, 100% to Members pro rata in accordance with their percentage interest in the Fund until aggregate distributions to Members equal the sum of (i) their capital contributions and (ii) an amount equal to an 8% annual cumulative return on their unreturned capital contributions as of the date of such distribution;

(b)	second, 100% to the Investment Adviser until the Investment Adviser has received an amount equal to 5% of all prior distributions described in (a) above that are in excess of Members’ capital contributions; and

(c)	thereafter, 95% to Members pro rata in proportion to their percentage interest in the Fund and 5% to the Investment Adviser.

The Fund will not reinvest income from its investments or the proceeds from the sale of its investments. As of September 30, 2013, the Fund has made Incentive Carried Interest distributions totaling $2,420,508 to the Investment Adviser. Distributions are recorded on the ex-dividend date to Members of record on the record date.

H.	Contribution Policy

Units are issued when contributions are paid. For the six months ended September 30, 2013, no additional units were issued.

I.	Restrictions on Transfers

Limited liability company interests of the Fund (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any Interests without the prior written consent of the Managing Member, which may be granted or withheld in its sole discretion, and in compliance with applicable securities and tax laws.

J.	Fees of the Portfolio Funds

Each Portfolio Fund will charge its investors (including the Fund) expenses, including asset-based management fees and performance-based fees referred to as an allocation of profits. In addition to Fund level expenses shown on the Fund’s Statement of Operations and Incentive Carried Interest, Members of the Fund will indirectly bear the fees and expenses charged by the Portfolio Funds. These fees are reflected in the valuations of the Portfolio Funds and are not reflected in the ratios to average net assets in the Financial Highlights. However, the Fund has disclosed in the Financial Highlights a range of the expense ratios and fees charged by the Portfolio Funds.

K.	Foreign Currency Translation

The books and records of the Fund are maintained in U.S. dollars. Generally, assets and liabilities denominated in non-U.S. dollar currencies are translated into U.S. dollar equivalents using valuation date exchange rates, while purchases, distributions, realized gains or losses, income and expenses are translated at the transaction date exchange rates. The Fund does not isolate the portion of the results of operations due to fluctuations in foreign exchange rates from changes in fair values of the investments during the period.

L.	Incentive Carried Interest

The net change in Incentive Carried Interest, defined in Note 3 below, is accrued each quarter and disclosed at each quarter end. The net change in Incentive Carried Interest is calculated based on a hypothetical liquidation of the Fund’s portfolio and then allocated pursuant to the distribution policy as more fully described in Note 2.G above.

12

Excelsior Buyout Investors, LLC
Notes to Financial Statements
September 30, 2013 (Unaudited)

3. Management Fee, Administration Fee and Related Party Transactions

Under the Advisory Agreement, the Fund pays the Investment Adviser an annual management fee equal to 1.00% of the Fund’s net asset value and payable as of the end of each fiscal quarter. As more fully described in Note 2.G above, after Members have received distributions equal to the amount of their capital contributions and an 8% annual cumulative return on their unreturned capital contributions, the Investment Adviser will receive distributions in an amount equal to 5% of the distributions to Members in excess of their capital contributions (the “Incentive Carried Interest”). The Incentive Carried Interest is paid in addition to the 1.00% management fee. At September 30, 2013, the accrued and unpaid Incentive Carried Interest was $743,514.

USTNA entered into an Investment Monitoring Agreement (the “Monitoring Agreement”) with AIG on December 19, 2003. Effective December 16, 2005, the former investment adviser assumed USTNA’s obligations under the Monitoring Agreement pursuant to an assumption agreement. Under the Monitoring Agreement, AIG provides the Investment Adviser certain information regarding the Portfolio Funds including, but not limited to, quarterly portfolio reviews related to the Portfolio Funds, private equity reviews and fund write-ups. AIG has no investment management discretion with respect to the Fund and does not provide any investment advice with respect to the investments of the Fund. The Investment Adviser pays AIG an annual fee of approximately one half of 1% per annum of the Fund’s net asset value related to the Fund’s investments in the existing Portfolio Funds pursuant to the terms of the Monitoring Agreement. The Fund does not reimburse the Investment Adviser for fees paid to AIG.

Effective April 1, 2012, the Fund retained J. D. Clark & Company (the “Administrator”), a wholly-owned division of UMB Fund Services, Inc., a subsidiary of UMB Financial Corporation, to provide administration, accounting, tax preparation, and investor services to the Fund. Pursuant to an Administration and Accounting Services Agreement, in consideration for these services, the Fund pays the Administrator a quarterly fee of 0.0325% (0.13% on an annualized basis) of the net assets as of the start of business on the first business day of each calendar quarter. For the six months ended September 30, 2013, the Fund incurred administration fees totaling $11,330. BNY Mellon Investment Servicing Trust Company serves as the Fund’s custodian.

The Board is made up of three Managers who are not “interested persons”, as defined by Section 2(a)(19) of the Investment Company Act, of the Fund (the “Disinterested Managers”). The Disinterested Managers receive $2,000 per meeting attended and $5,000 annually for their services. The chairperson receives $2,500 per meeting and $6,000 annually. The audit committee members receive $750 per meeting attended and the audit committee chairperson receives $500 annually. All Disinterested Managers may be reimbursed for expenses of attendance, at each annual, regular or special meeting of the Board or of any committee thereof and for their expenses, if any, in connection with any other service or activity they perform or engage in as directors. No person who is an officer, manager or employee of Bank of America, or its subsidiaries, who serves as an officer, manager or employee of the Fund receives any compensation from the Fund.

Affiliates of the Investment Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Portfolio Funds in which the Fund invests and with companies in which the Portfolio Funds invest.

An “affiliated person” (as defined in the Investment Company Act) of another person means (i) any person directly or indirectly owning, controlling, or holding with power to vote, 5 percent or more of the outstanding voting securities of such other person; (ii) any person 5 percent or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held with power to vote, by such other person; (iii) any person directly or indirectly controlling, controlled by, or under common control with, such other person; (iv) any officer, director, partner, copartner, or employee of such other person; (v) if such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof; and (vi) if such other person is an unincorporated investment company not having a board of directors, the depositor thereof. As of September 30, 2013, one Member had an ownership of approximately 12.5% of the Fund’s total commitments and is deemed an “affiliated member” (the “Affiliated Member”). The affiliation between the Affiliated Member and the Fund is based solely on the commitments made and percentage ownership.

13

Excelsior Buyout Investors, LLC
Notes to Financial Statements
September 30, 2013 (Unaudited)

4. Capital Commitments of Fund Members to the Fund

As of September 30, 2013, each Member, including the Managing Member, has contributed 100% of its share of the total $64,015,000 in capital commitments to the Fund.

5. Investment Commitments

As of September 30, 2013, the Fund had unfunded commitments to the Portfolio Funds totaling $2,603,989 as listed below:

Unfunded
Portfolio Funds:	Commitments

2003 Riverside Capital Appreciation Fund, L.P.	$96,519
Advent Global Private Equity Fund IV-A, L.P.	200,400
Berkshire Fund VI, L.P.	926,962
Blue Point Capital Partners, L.P.	370,947
Blum Strategic Partners II, L.P.	426,376
Catterton Partners V, L.P.	72,494
Charlesbank Equity Fund V, L.P.	243,831
Lincolnshire Equity Fund III, L.P.	266,460
MatlinPatterson Global Opportunities Partners, L.P.	-
OCM Principal Opportunities Parters, L.P.	-
Total	$2,603,989

6. Description of the Portfolio Funds

Due to the nature of the Portfolio Funds, the Fund cannot liquidate its positions in the Portfolio Funds except through distributions from the Portfolio Funds, which are made at the discretion of the Portfolio Funds. The Fund has no right to demand repayment of its investments in the Portfolio Funds.

The following Portfolio Funds each represent 5% or more of the net assets of the Fund. Thus, the Portfolio Funds’ investment objectives and restrictions on redemptions are disclosed below.

Berkshire Fund VI, L.P. represents 35.68% of the net assets of the Fund. The objective of Berkshire Fund VI, L.P. is to provide investors with substantial capital appreciation by making investments in a broad range of middle market companies.

Blue Point Capital Partners, L.P. represents 7.17% of the net assets of the Fund. The objective of Blue Point Capital Partners, L.P. is capital appreciation by making equity investments in business entities.

Catterton Partners V, L.P. represents 13.32% of the net assets of the Fund. The objective of Catterton Partners V, L.P. is to make investments in private equity and equity-related investments in companies in the consumer industry that exhibit opportunities for growth and capital appreciation.

Charlesbank Equity Fund V, L.P. represents 10.49% of the net assets of the Fund. The objective of Charlesbank Equity Fund V, L.P. is to generate long-term capital gains for investors through its ability to identify true discounts to intrinsic value, and understand and mitigate risk by actively building value in a company.

14

Excelsior Buyout Investors, LLC
Notes to Financial Statements
September 30, 2013 (Unaudited)

Lincolnshire Equity Fund III, L.P. represents 20.03% of the net assets of the Fund. The objective of Lincolnshire Equity Fund III, L.P. is to achieve attractive long-term capital gains through the acquisition of small to middle-market companies predominantly in the manufacturing and services sectors.

Included within the underlying investment portfolio of these Portfolio Funds are seven investments that each represent 5% or more of the net assets of the Fund.

Aritzia LP, a retail company, is held in Berkshire Fund VI, L.P. at September 30, 2013 and represents approximately 7.32% of the net assets of the Fund. The Fund’s share of fair value of this investment at September 30, 2013 is $1,033,903.

Cheddar’s Restaurants, an owner and franchisor of casual dining restaurants, is held in Catterton Partners V, L.P. at September 30, 2013 and represents approximately 8.95% of the net assets of the Fund. The Fund’s share of fair value of this investment at September 30, 2013 is $1,264,655.

Lincolnshire Dalbo Holdings, LLC, a water management service company, is held in Lincolnshire Equity Fund III, L.P. at September 30, 2013 and represents approximately 10.32% of the net assets of the Fund. The Fund’s share of fair value of this investment at September 30, 2013 is $1,458,051.

National Vision, Inc., an optical retail company, is held in Berkshire Fund VI, L.P. at September 30, 2013 and represents approximately 15.25% of the net assets of the Fund. The Fund’s share of fair value of this investment at September 30, 2013 is $2,154,335.

NEW Asurion Corporation, a services company, is held in Berkshire Fund VI, L.P. at September 30, 2013 and represents approximately 10.26% of the net assets of the Fund. The Fund’s share of fair value of this investment at September 30, 2013 is $1,448,998.

Rocky Mountain Services Holdings LLC, an oil and gas service company, is held in Lincolnshire Equity Fund III, L.P. at September 30, 2013 and represents approximately 6.53% of the net assets of the Fund. The Fund’s share of fair value of this investment at September 30, 2013 is $921,741.

Vi-Jon, Inc., a retail company, is held in Berkshire Fund VI, L.P. at September 30, 2013 and represents approximately 6.41% of the net assets of the Fund. The Fund’s share of fair value of this investment at September 30, 2013 is $905,304.

7. Indemnifications

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these agreements is dependent on future claims that may be made against the Fund, and therefore cannot be established; however, based on the Investment Adviser's experience, the risk of loss from such claims is considered remote.

Many of the Portfolio Funds' partnership agreements contain provisions that allow them to recycle or recall distributions made to the Fund. Accordingly, the unfunded commitments disclosed under Note 5 reflect both amounts undrawn to satisfy commitments and distributions that are recallable, as applicable.

15

Excelsior Buyout Investors, LLC
Notes to Financial Statements
September 30, 2013 (Unaudited)

8. Concentrations of Market, Credit, Industry, and Currency Risk

Due to the inherent uncertainty of valuations, estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The Fund’s investments are subject, directly or indirectly, to various risk factors including market, credit, industry and currency risk. Certain investments are made internationally, which may subject the investments to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions affecting such countries or regions. Market risk represents the potential loss in value of financial instruments caused by movements in market variables, such as interest and foreign exchange rates and equity prices. The Fund may have a concentration of investments, as permitted by the Private Placement Memorandum, in a particular industry or sector. Investment performance of the sector may have a significant impact on the performance of the Fund. The Fund’s investments are also subject to the risk associated with investing in private equity securities. The investments in private equity securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner.

The Fund invests in Portfolio Funds. This portfolio strategy presents a high degree of business and financial risk due to the nature of the underlying companies in which the Portfolio Funds invest, which may include entities with little operating history, minimal capitalization, operations in new or developing industries, and concentration of investments in one industry or geographical area.

Further, a significant portion of the underlying Portfolio Funds’ assets may become investments in public securities through initial public offerings and acquisitions by public companies. These securities may be subject to restrictions, which may prevent the immediate resale of these securities. These securities may be subject to substantial market volatility which could impact the underlying Portfolio Funds’ valuations.

9. Subsequent Events

The Fund has evaluated all events subsequent to the balance sheet date of September 30, 2013, through the date these financial statements were issued and has noted the following:

On October 25, 2013, the Fund distributed $1,246,692 or $19.475 per unit to Members of record on October 1, 2013.

On October 29, 2013, the Company sold all of its investment interest in Charlesbank Equity Fund V, L.P. (“Charlesbank”) to the general partner of Charlesbank for a cash payment of $1,481,880.00.

On November 14, 2013, the Company entered into a Purchase and Sale Agreement (the “Purchase Agreement”) pursuant to which the Company has agreed to sell substantially all of its non-cash assets, consisting of its interests in 2003 Riverside Capital Appreciation Fund, L.P., Advent Global Private Equity IV - A, L.P., Berkshire Fund VI, L.P., Blue Point Capital Partners, L.P., Blum Strategic Partners II, L.P., Catterton Partners V, L.P., Lincolnshire Equity Fund III, L.P., and OCM Principal Opportunities Fund II, L.P., (the “Investment Sale”).  The Investment Sale has been approved by the Board of Managers of the Company and is expected to close on or about December 31, 2013. The Investment Sale is subject to certain closing conditions and the closing date may be extended by agreement of the parties. Therefore, there can be no assurance that the Investment Sale will close as contemplated. The Investment Sale, if consummated in accordance with the terms of the Purchase Agreement, will result in the ultimate liquidation and dissolution of the Company and the distribution to Members of their pro-rata interests in the Company. If the closing occurs by December 31, 2013, then liquidating distributions to Members would be expected to begin in January 2014, with the final winding down and dissolution of the Company expected to occur in the first half of 2014.

16

Excelsior Buyout Investors, LLC
Supplemental Information
September 30, 2013 (Unaudited)

Advisory Agreement Approval

The Advisory Agreement between the Fund and the Investment Adviser, after an initial term of two years, provides that it may be continued in effect from year-to-year thereafter subject to approval by: (i) the Board or (ii) vote of a majority of the outstanding voting securities, as defined by the Investment Company Act, of the Fund; provided that, in either event, the continuance must also be approved by the Managers who are not “interested persons,” as defined by the Investment Company Act, of the Fund (the “Independent Managers”), by vote cast in person at a meeting called for the purpose of voting on such approval.  The continuance of the Advisory Agreement for an additional annual period was approved by the Board, and by the Independent Managers, at a meeting held in person on June 26, 2013. The Independent Managers were assisted in their review of this matter by independent legal counsel and met in an executive session with such counsel separate from representatives of the Investment Adviser.

The Independent Managers, through their independent legal counsel, requested certain information in connection with their determination to approve the continuance of the Advisory Agreement. The Board considered all information it deemed reasonably necessary to evaluate the terms of the Advisory Agreement.  The Independent Managers reviewed materials furnished by the Investment Adviser, including information regarding the Investment Adviser, its affiliates, personnel, operations and financial condition.  Independent legal counsel reviewed with the Board its duties and responsibilities under state and common law and under the Investment Company Act, with respect to the approval of the Advisory Agreement.

The Board reviewed and considered the Investment Adviser’s profitability derived from its relationship with the Fund.  Specifically, the Board reviewed and considered a profit contribution analysis of the Investment Adviser showing its fees, income, and expenses in connection with the Fund and the methodology used in the analysis.  The Board determined that the Investment Adviser is solvent and sufficiently well capitalized to perform its ongoing responsibilities to the Fund and to satisfy its obligations under the Investment Company Act and the Advisory Agreement.

The Board discussed in detail the advisory fee and the effective investment advisory fee rate paid by the Fund and the appropriateness of such advisory fees. The Board reviewed and considered whether material economies of scale had been realized by the Fund and how the current advisory fee for the Fund reflects the economies of scale for the benefit of the members of the Fund, noting that as the Fund is a closed-end fund, economies of scale were not a significant factor for the Fund.

The Board also reviewed and considered the fees or other payments received by the Investment Adviser.  Specifically, the Board reviewed and considered comparisons of fees charged by investment advisers to fund peers of the Fund, noting that there are very few registered buyout funds of funds. The Board also reviewed the fees charged by the Investment Adviser or its affiliates with respect to other funds of funds programs. The Board noted, in comparing fee structures of the Fund with those of non-registered funds, the additional administrative, financial reporting and legal requirements involved in managing a registered fund.

The Board reviewed and considered the qualifications of the portfolio managers to manage the portfolios of the Fund, including their history managing buyout fund investments and the background and expertise of the key personnel and amount of time they would be able to devote to the Fund’s affairs.  The Board concluded that, in light of the particular requirements of the Fund that it was satisfied with the professional qualifications and overall commitment to the Fund of the portfolio management team.

The Board discussed the nature, extent and quality of services rendered to the Fund by the Investment Adviser. It also discussed the structure and capabilities of the Investment Adviser, including technology and operational support, which support the services provided to the Fund. The Board agreed that the Fund benefits from these services, and assessed the nature, scope and quality of services provided to the Fund by the Investment Adviser as indicated by the materials and information provided to the Board. In doing so, the Board considered the Investment Adviser’s extensive administrative and compliance infrastructure. Representatives of the Investment Adviser confirmed to the Board that the Investment Adviser has adequate resources to deliver all required services to the Fund.

17

Excelsior Buyout Investors, LLC
Supplemental Information
September 30, 2013 (Unaudited)

The Board also discussed the investment performance of the Fund based on the data provided, including the portfolio reviews considered at each quarterly meeting.  The Board determined that in light of the data taken as a whole and the nature and stages of the Fund’s investment program, the investment performance was acceptable.  The Board discussed the Investment Adviser’s profitability, and it was noted that the profitability percentage was within a range the Board considered to be reasonable, given the services rendered and the Fund’s performance.  The Board concluded that the Fund’s fees paid to the Investment Adviser were reasonable in light of all the factors considered.

The Board also had a discussion with management of the Investment Adviser and continued its review in an executive session. Based on the information provided to the Board, and the considerations and conclusions described above, the Board, including each of the Independent Managers, determined that it is in the best interest of the Fund and its members for the Investment Adviser to continue to serve as the investment adviser and to approve the continuance of the Advisory Agreement for an additional annual period and that the fees paid to the Investment Adviser are reasonable with respect to the services provided.

18

Excelsior Buyout Investors, LLC
Supplemental Information
September 30, 2013 (Unaudited)

Proxy Voting and Form N-Q

A description of the Fund’s policies and procedures used to determine how to vote proxies relating to the Fund’s portfolio securities, as well as information regarding proxy votes cast by the Fund (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Fund toll-free at 866-637-2587 or on the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Fund did not receive any proxy solicitations during the six months ended September 30, 2013.

The Fund files a complete schedule of portfolio holdings with the SEC within sixty days after the end of the first and third fiscal quarters of each year on Form N-Q. The Fund’s Forms N-Q (i) are available at http://www.sec.gov, and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (the information regarding operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330), and (iii) may be obtained at no charge by calling the Fund toll-free at 866-637-2587.

19

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchase of Equity Securities By Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Registrant's board of directors, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officers, or persons performing similar functions, have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")(17 CFR 270.30a-3(c))) are effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable for semi-annual reports.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Excelsior Buyout Investors, LLC

By (Signature and Title)                 /s/ James D. Bowden

                                                           James D. Bowden, President and Chief Executive Officer

Date December 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)                /s/ James D. Bowden

                                                          James D. Bowden, President and Chief Executive Officer

Date December 9, 2013

By (Signature and Title)               /s/ Steven L. Suss

                                                         Steven L. Suss, Chief Financial Officer

Date December 9, 2013